UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

NTL Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778427
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
SIGNATURES
Exhibit 99.1

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2006, NTL Incorporated issued a press release announcing results for the three months ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006	NTL INCORPORATED

	By:	/s/ Bryan H. Hall
Bryan H. Hall
Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated May 9, 2006, issued by the Registrant.